Shareholders' equity	12 Months Ended
Mar. 31, 2019
Shareholders' equity
Shareholders' equity

15           Shareholders’ equity

(a)          Share capital

As of March 31, 2017, the Company had 73,003,248 shares outstanding and 73,140,147 shares issued.

During the year ended March 31, 2018, the Company issued 40,521,494 ordinary shares upon the conversion of the Notes in April 2017 (Note 14). In addition, 7,300,000 outstanding RSUs were fully vested and resulted in an increase of 7,300,000 shares outstanding (Note 18). As a result, as of March 31, 2018, the Company’s issued and outstanding shares increased to 120,961,641 and 120,824,742 respectively.

During the year ended March 31, 2019, the Company issued 726,333 ordinary shares as scrip dividend (Note 15(d)). As a result, the Company's issued and outstanding shares increased to 121,687,974 and 121,551,075 as of March 31, 2019.

(b)          Statutory reserves

According to PRC rules and regulations and their Articles of Association, Beijing Jiachenhong,  Guangzhou Nuoya and Zhejiang Lukou are required to transfer 10% of net income, as determined in accordance with the relevant financial regulations established by the Ministry of Finance of the PRC, to a statutory surplus reserve until the reserve balance reaches 50% of their respective registered capital. The transfer to this reserve must be made before distribution of dividends to equity holders can be made.

The statutory surplus reserve is non-distributable but can be used to make good previous years’ losses, if any, and may be converted into issued capital in proportion to the respective equity holding of the equity holders, provided that the balance of the reserve after such conversion is not less than 25% of the registered capital.

Aggregated transfers of RMB1,964,  RMB16,326 and RMB15,841 (US$2,360) have been made to the statutory surplus reserve by Beijing Jiachenhong, Guangzhou Nuoya and Zhejiang Lukou for the years ended March 31, 2017, 2018 and 2019, respectively. Accumulated statutory surplus reserve as of March 31, 2018 and 2019 amounted to RMB144,141 and RMB159,982 (US$23,838), respectively.

(c)          Share repurchase program

During the year ended March 31, 2013, the Company repurchased 7,450,914 ordinary shares at a total cost of RMB131,302 of which 7,314,015 shares were subsequently sold to CGL. As of March 31, 2018 and 2019, the remaining 136,899 repurchased ordinary shares had not been cancelled and therefore were presented as treasury stock in the consolidated balance sheets.

On July 23, 2018 and July 23, 2019, the Board of Directors approved a new share repurchase program in the aggregate amount of $20,000 for 12 months until July 23, 2019 and July 23, 2020. During the years ended March 31, 2018 and 2019, the Company did not repurchase any of its shares under the new share repurchase programs.

(d)          Dividend declared

On June 26, 2018, the Company's Board of Directors declared a dividend of US$0.08 per ordinary share of the Company, to be paid in cash or in scrip at the election of the shareholders. As a result of the election of the shareholders, the Company issued a total of 726,333 ordinary shares and paid a cash dividend of RMB18,173 (US$2,708) during the year ended March 31, 2019.